UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 29, 2014

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2014, the Company’s shareholders approved the El Paso Electric Company Amended and Restated 2007 Long-Term Incentive Plan (the “Plan”). A description of the Plan is set forth in the Company’s Proxy Statement filed with the Securities Exchange Commission on April 18, 2014.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 29, 2014.  As of the close of business on the record date, March 31, 2014, the Company had a total of 40,303,763 shares of common stock outstanding and entitled to vote at the annual meeting, of which 39,217,261 shares were represented at the meeting in person or by proxy.  The primary purpose of the annual meeting was to give our shareholders the opportunity to vote on four matters:  (i) the election of Class II directors; (ii) to consider and act upon the recommendation of the Board to approve the Company’s Amended and Restated 2007 Long-Term Incentive Plan, (iii) the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (iv) a non-binding advisory vote on the compensation paid to the Company’s named executive officers, commonly referred to as a “say on pay” vote.  A detailed discussion of each of these proposals can be found in our definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2014.

Proposal 1:  Election of Class II Directors

At the annual meeting, our shareholders elected the following persons to serve as Class II directors to hold office for a three-year term expiring at our annual meeting of shareholders to be held in 2017:

Director	Votes For	Votes Withheld	Broker Non-Votes
Catherine A. Allen	37,854,255	243,027	1,119,979
Edward Escudero	37,940,837	156,445	1,119,979
Michael K. Parks	37,774,140	323,142	1,119,979
Eric B. Siegel	37,764,346	332,936	1,119,979

In addition to the Class II directors listed above, the following individuals continue to serve as Class I and Class III directors following the meeting: John Robert Brown, James W. Cicconi, James W. Harris, Patricia Z. Holland-Branch, Woodley L. Hunt, Thomas V. Shockley, III, Stephen N. Wertheimer, and Charles A. Yamarone.

Proposal 2:  Approval of the Company’s Amended and Restated 2007 Long Term Incentive Plan

At the annual meeting, our shareholders approved the Company’s Amended and Restated 2007 Long-Term Incentive Plan.

Description	Number of Votes
FOR	33,393,937
AGAINST	4,683,385
ABSTAIN	19,960
BROKER NON-VOTES	1,119,979

Proposal 3:  Appointment of Independent Registered Public Accounting Firm

At the annual meeting, our shareholders ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 by the following vote:

Description	Number of Votes
FOR	39,055,454
AGAINST	142,739
ABSTAIN	19,068

 Proposal 4:  Advisory Vote on the Company’s Executive Compensation

At the annual meeting, our shareholder approved an advisory vote on the Company’s executive compensation “say on pay” for our named executive officers by the following vote:

Description	Number of Votes
FOR	36,477,300
AGAINST	1,596,071
ABSTAIN	23,911
BROKER NON-VOTES	1,119,979

Item 8.01. Other Events.

On May 29, 2014, El Paso Electric Company (the “Company”) announced that the Board of Directors approved an increase to the quarterly cash dividend to $0.28 per share of common stock from its current quarterly rate of $0.265 per share, commencing with the June 30, 2014 dividend payment, which will be payable to shareholders of record on June 13, 2014.

The Company’s press release announcing the dividend increase is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release Dated May 29, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO ELECTRIC COMPANY
(Registrant)

By:     /s/    Nathan T. Hirschi
Name:    Nathan T. Hirschi
Title:    Senior Vice President - Chief Financial Officer

Dated: May 29, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release Dated May 29, 2014